Goodwill, Net	6 Months Ended
Sep. 30, 2025
Goodwill, Net [Abstract]
GOODWILL, NET

10. GOODWILL, NET

The changes in the carrying amount of goodwill are as follows:

	As of September 30, 2025	As of March 31, 2025
	$’000	$’000
Addition arising on acquisition of subsidiaries	343,053	-
Net carrying amount at the end of the year	343,053	-

Goodwill acquired during the six months ended September 30, 2025 relates to the acquisition of AlloyX Limited as set out in Note 19.

The Company elected to perform a qualitative assessment of each reporting unit and determined that it was not more-likely-than-not that the fair value of any reporting unit was less than its carrying amount. As a result, no impairments of goodwill were recognized for the six months ended September 30, 2025.